Exhibit 10.36

FIRST AMENDMENT TO SIXTH AMENDED

AND RESTATED REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made and entered into as of [    ], 2010 (this “First Amendment”) between FleetCor Technologies, Inc., a Delaware corporation (the “Company”) and the Approval Holders party hereto. Capitalized terms used in this First Amendment, but not otherwise defined herein, shall have the meanings assigned to such terms in the Registration Rights Agreement (as defined below).

RECITALS

WHEREAS, each of the undersigned is a party to that certain Sixth Amended and Restated Registration Rights Agreement, dated April 1, 2009 (the “Registration Rights Agreement”), between the Company and the Investors party thereto;

WHEREAS, the Company and the Approval Holders may effect an amendment to the Registration Rights Agreement on behalf of all Investors pursuant to Section 14(d) of the Registration Rights Agreement; and

WHEREAS, the Company and the Approval Holders now desire to amend the Registration Rights Agreement, as described below, by entering into this First Amendment.

NOW THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained and in the Registration Rights Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Definition of Registrable Securities in the Registration Rights Agreement. The reference to “(b) solely for purposes of, and in accordance with the terms of, any registration effected under Sections 3 and 5 hereof” in the definition of Registrable Securities in the Registration Rights Agreement is hereby replaced with the following:

“(b) solely for purposes of, and in accordance with the terms of, a registration in connection with the Company’s initial underwritten public offering of Common Stock and solely for purposes of, and in accordance with the terms of, any registration effected under Sections 3 and 5 hereof”

2. Amendment to Section 7(a) of the Registration Rights Agreement. The reference to “pursuant to Section 2, 3 or 5” in Section 7(a) of the Registration Rights Agreement is hereby replaced with the following:

“in connection with the Company’s initial underwritten public offering of Common Stock or pursuant to Section 2, 3 or 5 hereof”

3. Amendment to Section 7(b) of the Registration Rights Agreement. The reference to “pursuant Section 2, 3 or 5” in Section 7(b) of the Registration Rights Agreement is hereby replaced with the following:

“in connection with the Company’s initial underwritten public offering of Common Stock or pursuant to Section 2, 3 or 5 hereof”

4. Integration with Registration Rights Agreement. This First Amendment is executed, and shall be considered, as an amendment to the Registration Rights Agreement and shall form a part thereof, and the provisions of the Registration Rights Agreement, as amended by this First Amendment, are hereby ratified and confirmed in all respects.

5. Entire Agreement. This First Amendment together with the Registration Rights Agreement contain the entire understanding of the parties hereto with respect to the subject matter contained herein.

6. Governing Law. This First Amendment shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware.

7. Successors and Assigns. This First Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this First Amendment nor any right, interest or obligation under this First Amendment may be assigned by any party to this First Amendment without the prior written consent of the other parties hereto and any attempt to do so will be void.

8. Rules of Construction. Section headings contained in this First Amendment are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this First Amendment or the intent of any of the provisions hereof. This First Amendment has been negotiated on behalf of the parties with the advice of legal counsel and no general rule of contract construction requiring an agreement to be more stringently construed against the drafter or proponent of any particular provision will be applied in the construction or interpretation of this First Amendment.

9. Counterparts. This First Amendment may be executed in one or more counterparts, and will become effective when one or more counterparts have been signed by each of the parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the day and year first above written.

COMPANY:

FLEETCOR TECHNOLOGIES, INC.

By:
Name:
Title:

APPROVAL HOLDERS:

SUMMIT VI ADVISORS FUND, L.P.

By:	Summit Partners VI (GP), L.P. Its General Partner
By:	Summit Partners VI (GP), LLC Its General Partner

By:
Manager Member

SUMMIT VI ENTREPRENEURS FUND, L.P.

By:	Summit Partners VI (GP), L.P. Its General Partner
By:	Summit Partners VI (GP), LLC Its General Partner

By:
Manager Member

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SUMMIT VENTURES VI-A, L.P.

By:	Summit Partners VI (GP), L.P. Its General Partner
By:	Summit Partners VI (GP), LLC Its General Partner

By:
Manager Member

SUMMIT VENTURES VI-B, L.P.

By:	Summit Partners VI (GP), L.P. Its General Partner
By:	Summit Partners VI (GP), LLC Its General Partner

By:
Manager Member

SUMMIT INVESTORS VI, L.P.

By:	Summit Partners VI (GP), L.P. Its General Partner
By:	Summit Partners VI (GP), LLC Its General Partner

By:
Manager Member

SUMMIT SUBORDINATED DEBT FUND II, L.P.

By:	Summit Partners SD II, LLC Its General Partner
By:	Stamps, Woodsum & Co. IV Its General Partner

By:
General Partner

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.

By:	Summit Partners PE VII, L.P. Its General Partner
By:	Summit Partners PE VII, LLC Its General Partner

By:
Member

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.

By:	Summit Partners PE VII, L.P. Its General Partner
By:	Summit Partners PE VII, LLC Its General Partner

By:
Member

SUMMIT INVESTORS I, LLC

By:	Summit Investors Management, LLC Its Manager
By:	Summit Partners, L.P. Its Manager
By:	Summit Master Company, LLC Its General Partner

By:
Member

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

SUMMIT INVESTORS I (UK), L.P.

By:	Summit Investors Management, LLC Its General Partner
By:	Summit Partners, L.P. Its Manager
By:	Summit Master Company, LLC Its General Partner

By:
Member

BAIN CAPITAL FUND VIII, LLC

By:	Bain Capital Fund VIII, L.P., Its sole member

By:	Bain Capital Partners VIII, L.P., Its general partner

By:	Bain Capital Investors, LLC, Its general partner

By:
Name:
Title:

BCIP ASSOCIATES III, LLC

By:	BCIP Associates III, Its manager

By:	Bain Capital Investors, LLC, Its managing partner

By:
Name:
Title:

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

BCIP T ASSOCIATES III, LLC

By:	BCIP Trust Associates III, Its manager

By:	Bain Capital Investors, LLC, Its managing partner

By:
Name:
Title:

BCIP ASSOCIATES III-B, LLC

By:	BCIP Associates III-B, Its manager

By:	Bain Capital Investors, LLC, Its managing partner

By:
Name:
Title:

BCIP T ASSOCIATES III-B, LLC

By:	BCIP Trust Associates III-B Its manager

By:	Bain Capital Investors, LLC, Its managing partner

By:
Name:
Title:

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

BCIP ASSOCIATES – G

By:	Bain Capital Investors, LLC, Its managing partner

By:
Name:
Title:

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT